UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 18, 2015
(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

P. O. Box 619100, Dallas, Texas		75261-9100
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 281-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers

(b)
On August 17, 2015, Linda Johnson Rice resigned from the Board of Directors of Kimberly-Clark Corporation (the “Corporation”). Ms. Rice had served on the Board since 1995. Thomas J. Falk, Chief Executive Officer of the Corporation and Chairman of the Board, noted appreciation for Ms. Rice’s contributions and service to the Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date:	August 18, 2015	By:	/s/ Jeffrey P. Melucci
Jeffrey P. Melucci Vice President, Deputy General Counsel and Corporate Secretary